United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2006

ALLOY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26023	04-3310676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 West 26th Street, 11th Floor

New York, NY 10001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 244-4307

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 19, 2006, Alloy, Inc., a Delaware corporation (the “Company”), and Matthew L. Feshbach and certain entities controlled by Mr. Feshbach entered into and closed a Stock Repurchase Agreement (the “Repurchase Agreement”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to the terms of the Repurchase Agreement, the Company has repurchased 952,381 shares of the Company’s common stock held by MLF Offshore Portfolio Company, L.P. (“MLF Offshore”), the Company’s largest shareholder and an entity controlled by Mr. Feshbach, a member of the Company’s Board of Directors, at a price per share of $10.50 for an aggregate purchase price of ten million dollars. In addition, the Company repurchased 6,248 shares of the Company’s restricted stock held by Mr. Feshbach at a price per share of $0.01. As a result of the repurchase, Mr. Feshbach, either directly or through MLF Offshore, owns 966,788 shares of the Company’s common stock, which represents approximately 7.1% of the Company’s total issued and outstanding shares (excluding treasury shares). The audit committee of the Company’s Board of Directors, comprised solely of independent directors, approved the terms of the Repurchase Agreement.

A copy of the Company’s press release relating to this event is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a), (c), (d), (e) and (f): Not applicable.

(b) On December 19, 2006, the Company announced that, in connection with the Repurchase Agreement, Mr. Feshbach resigned as a member of the Board of Directors of the Company effective as of December 19, 2006. A copy of the Company’s press release relating to this event is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Stock Repurchase Agreement, dated as of December 19, 2006, by and among Alloy, Inc. and Matthew L. Feshbach and certain entities controlled by Mr. Feshbach.

99.1	Press Release dated December 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC.

Date: December 20, 2006	/s/ Matthew C. Diamond
Matthew C. Diamond Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
(d)	Exhibits.

10.1	Stock Repurchase Agreement, dated as of December 19, 2006, by and among Alloy, Inc. and Matthew L. Feshbach and certain entities controlled by Mr. Feshbach.

99.1	Press Release dated December 19, 2006.